UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2012

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, on April 24, 2012, Halcón Resources Corporation (“Halcón”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GeoResources, Inc. (“GeoResources”), Leopard Sub I, Inc., a wholly-owned subsidiary of Halcón (“Merger Sub”), and Leopard Sub II, LLC, a wholly-owned subsidiary of Halcón (“Second Merger Sub”), providing first for the merger (the “Merger”) of Merger Sub with and into GeoResources and GeoResources becoming a wholly-owned subsidiary of Halcón, and then the merger (the “Second Merger”) of GeoResources with and into the Second Merger Sub.

On July 16, 2012, a settlement agreement was entered into, subject to the court’s approval, regarding the settlement of the action styled Yost v. GeoResources, Inc. et al., Case No. 1:12-CV-01307-MSK-KMT, pending in the United States District Court for the District of Colorado (the “Federal Action”), which was filed on behalf of a putative class of GeoResources stockholders against GeoResources, the GeoResources board of directors and, in certain instances, Halcón, Merger Sub and Second Merger Sub as aiders and abettors. Pursuant to such settlement, Halcón and GeoResources agreed to make certain supplemental disclosures regarding the Merger and to provide additional disclosures to their stockholders. A copy of the “Additional Disclosure” is attached as Exhibit 99.1 hereto, and incorporated herein by reference.

The settlement will not affect the merger consideration to be paid to stockholders of GeoResources in connection with the Merger or the timing of the special meeting of stockholders of Halcón scheduled for July 31, 2012 at Halcón’s headquarters located at 1000 Louisiana St., Suite 6700, Houston, Texas 77002 at 10:00 a.m., local time, to consider and to vote upon the issuance of Halcón common stock to GeoResources stockholders pursuant to the Merger Agreement, among other things.

Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved. The forward-looking statements include statements about future operations, estimates of reserve and production volumes and the anticipated timing for closing the proposed merger. Forward-looking statements are based on current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to: the possibility that the companies may be unable to obtain stockholder or other approvals required for the transaction or satisfy the other conditions to closing; that problems may arise in the integration of the businesses of the two companies; that the acquisition may involve unexpected costs; the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters); uncertainties as to the availability and cost of financing; fluctuations in oil and gas prices; inability to integrate and realize expected value from acquisitions on a timely basis, inability of management to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change or governmental approvals may be delayed or withheld. Halcón’s annual report on Form 10-K for the year ended December 31, 2011 and GeoResources’ annual report on Form 10-K (as amended by Amendment No. 1 on Form 10-K/A) for the year ended December 31, 2011, recent quarterly reports on Form 10-Q and recent current reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect the business, results of operations and financial condition. Halcón and GeoResources undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The issuance of Halcón common stock in connection with the proposed merger has been submitted to Halcón’s stockholders for their consideration, and the proposed merger has been submitted to stockholders of GeoResources for their consideration. Halcón has filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement/prospectus to be used by Halcón and GeoResources to solicit the required approval of their stockholders in connection with the proposed merger and constituted a prospectus of Halcón, which the SEC has declared effective. Halcón and GeoResources may also file other documents with the SEC concerning the proposed merger. INVESTORS AND SECURITY HOLDERS OF HALCÓN AND GEORESOURCES ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents containing important information about Halcón and GeoResources through the website maintained by the SEC at www.sec.gov. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by Halcón and GeoResources with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting Halcón at Halcón Resources Corporation, Attention: Investor Relations, 1000 Louisiana St., Suite 6700, Houston, Texas 77002, (832) 538-0314, or by contacting GeoResources at GeoResources, Inc., Attention: Investor Relations, 110 Cypress Station Drive, Suite 220, Houston, Texas 77090, (281) 377-9716.

Participants in Solicitation

Halcón, GeoResources and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Halcón and GeoResources in respect of the proposed transaction. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials that may be later filed with the SEC if and when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Halcón or GeoResources using the sources indicated above.

Contacts:

Halcón Resources Corporation

Scott M. Zuehlke

VP, Investor Relations

(832) 538-0314

GeoResources, Inc.

Quentin Hicks

Director of Acquisitions and Financial Planning

(281) 377-9716

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Additional Disclosure, dated July 16, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

July 18, 2012	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Additional Disclosure, dated July 16, 2012.